UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300
South San Francisco, California 94080

(Address of principal executive offices)(Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 30, 2014, Threshold Pharmaceuticals, Inc. (the “Company”) issued a press release announcing new clinical data from an ongoing investigator-sponsored Phase 1/2 trial of the Company’s investigational hypoxia-activated prodrug, TH-302, in combination with bevacizumab (Avastin®) in patients with recurrent glioblastoma following progression on single-agent bevacizumab.

Also on May 30, 2014, the Company issued a press release announcing new preliminary clinical data from an ongoing Company-sponsored Phase 1/2 trial of the Company’s investigational hypoxia-activated prodrug, TH-302, in combination with low-dose dexamethasone in patients with relapsed/refractory multiple myeloma, a cancer of the bone marrow.

The press releases are attached as Exhibit 99.1 and 99.2, respectively, to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated May 30, 2014.
Exhibit 99.2	Press release dated May 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/s/ Joel A. Fernandes
Joel A. Fernandes
Vice President, Finance and Controller

Date: June 2, 2014

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated May 30, 2014.

Exhibit 99.2	Press release dated May 30, 2014.